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                                                                  EXHIBIT 10.30

                                PROMISSORY NOTE


                                                              DATE: July 9, 1990


On demand, after date, I promise to pay to Canada Cement Lafarge Ltd. on order $ One Hundred Thousand Canadian Dollars at its Corporate Office, 606 Cathcart Street, Montreal, Quebec, H3B 1L7 (at no interest charge).



                                      SIGNED  /s/ P. COOKE
                                              --------------------------------
                                              P. Cooke


$ 100,000



WITNESSED BY:


  /s/ G. GUILBERT
      --------------------------------
      G. Guilbert